Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C.SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Peoples First, Inc. (the "Company") on Form 10-K for the year-ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hugh J. Garchinsky, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     the Report full complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.







                                 BY:____________________________
                                    Hugh J. Garchinsky
                                    President and
                                    Chief Executive Officer

                                    March  18, 2003




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